Effective August 26, 2011, the sub-section entitled “Disclosure of Portfolio Holdings” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is generally available to you by clicking “Products and Performance,” then “Variable Insurance Portfolios,” then “VIT II,” and then on the fund's name:

Information	Approximate Date of Posting To Web Site
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.